Exhibit 21.1
List of Subsidiaries

Name	Jurisdiction of Incorporation or Organization
Oaktree AIF (Cayman) GP, Ltd.	Cayman Islands
Oaktree AIF Holdings, Inc.	Delaware
Oaktree AIF Investments, L.P.	Delaware
Oaktree Asia Special Situations Fund GP Ltd.	Cayman Islands
Oaktree Asia Special Situations Fund GP, L.P.	Cayman Islands
Oaktree Asia Special Situations Fund, L.P.	Cayman Islands
Oaktree Capital (Beijing) Ltd.	China
Oaktree Capital (Hong Kong) Limited	Hong Kong
Oaktree Capital (Seoul) Limited	South Korea
Oaktree Capital (Shanghai) Ltd.	China
Oaktree Capital Group Holdings GP, LLC	Delaware
Oaktree Capital Group Holdings, L.P.	Delaware
Oaktree Capital Group, LLC	Delaware
Oaktree Capital I, L.P.	Delaware
Oaktree Capital II, L.P.	Delaware
Oaktree Capital Management (Cayman), L.P.	Cayman Islands
Oaktree Capital Management (UK) LLP	United Kingdom
Oaktree Capital Management Pte. Ltd.	Singapore
Oaktree Capital Management, L.P.	Delaware
Oaktree Capital UK Limited	United Kingdom
Oaktree Emerging Market Opportunities Fund (Feeder) GP, L.P.	Cayman Islands
Oaktree Emerging Market Opportunities Fund (Feeder), L.P.	Cayman Islands
Oaktree Emerging Market Opportunities Fund GP Ltd.	Cayman Islands
Oaktree Emerging Market Opportunities Fund GP, L.P.	Cayman Islands
Oaktree Emerging Market Opportunities Fund, L.P.	Cayman Islands
Oaktree Emerging Markets Absolute Return (Cayman) Fund, Ltd.	Cayman Islands
Oaktree Emerging Markets Absolute Return Feeder Fund, L.P.	Delaware
Oaktree Emerging Markets Absolute Return Fund, L.P.	Delaware
Oaktree Emerging Markets Equity Fund (Cayman), L.P.	Cayman Islands
Oaktree Emerging Markets Equity Fund (Delaware), L.P.	Cayman Islands
Oaktree Emerging Markets Equity Fund (Feeder) GP, L.P.	Cayman Islands
Oaktree Emerging Markets Equity Fund GP L.P.	Cayman Islands
Oaktree Emerging Markets Equity Fund GP Ltd.	Cayman Islands
Oaktree Emerging Markets Equity Fund, L.P.	Cayman Islands
Oaktree Employee Investment Fund (Cayman), L.P.	Cayman Islands
Oaktree Employee Investment Fund, L.P.	Delaware
Oaktree Enhanced Income Fund (Cayman), L.P.	Cayman Islands
Oaktree Enhanced Income Fund (Parallel) Feeder, L.P.	Cayman Islands
Oaktree Enhanced Income Fund (Parallel), L.P.	Delaware
Oaktree Enhanced Income Fund GP, L.P.	Delaware
Oaktree Enhanced Income Fund GP, Ltd.	Cayman Islands

Name	Jurisdiction of Incorporation or Organization
Oaktree Enhanced Income Fund, L.P.	Delaware
Oaktree Europe GP Limited	United Kingdom
Oaktree European Credit Opportunities Fund (Cayman) Ltd.	Cayman Islands
Oaktree European Credit Opportunities Fund, L.P.	United Kingdom
Oaktree European Credit Opportunities Holdings, Ltd.	Cayman Islands
Oaktree European Credit Opportunities USD Fund (Cayman) Ltd.	Cayman Islands
Oaktree European Dislocation Fund (U.S.), L.P.	Cayman Islands
Oaktree European Dislocation Fund GP Ltd.	Cayman Islands
Oaktree European Dislocation Fund GP, L.P.	Cayman Islands
Oaktree European Dislocation Fund, L.P.	Cayman Islands
Oaktree European High Yield Fund, L.P.	Delaware
Oaktree European Holdings, LLC	Delaware
Oaktree European Principal Fund III (Cayman), L.P.	Cayman Islands
Oaktree European Principal Fund III (Delaware), L.P.	Delaware
Oaktree European Principal Fund III (Feeder) GP, L.P.	Cayman Islands
Oaktree European Principal Fund III (Parallel) Feeder, L.P.	Cayman Islands
Oaktree European Principal Fund III (Parallel), L.P.	Cayman Islands
Oaktree European Principal Fund III (U.S.), L.P.	Cayman Islands
Oaktree European Principal Fund III GP, L.P.	Cayman Islands
Oaktree European Principal Fund III GP, Ltd.	Cayman Islands
Oaktree European Principal Fund III Ltd.	Cayman Islands
Oaktree European Principal Fund III, L.P.	Cayman Islands
Oaktree Expanded High Yield Fund, L.P.	Delaware
Oaktree FF Investment Fund AIF (Delaware), L.P.	Delaware
Oaktree FF Investment Fund GP Ltd.	Cayman Islands
Oaktree FF Investment Fund GP, L.P.	Cayman Islands
Oaktree FF Investment Fund, L.P.	Cayman Islands
Oaktree Finance, LLC	Delaware
Oaktree France S.A.S.	France
Oaktree Fund AIF Series (Cayman), L.P.	Cayman Islands
Oaktree Fund AIF Series, L.P.	Delaware
Oaktree Fund GP AIF, LLC	Delaware
Oaktree Fund GP I, L.P.	Delaware
Oaktree Fund GP II, L.P.	Delaware
Oaktree Fund GP IIA, LLC	Delaware
Oaktree Fund GP III, L.P.	Delaware
Oaktree Fund GP IIIA, LLC	Delaware
Oaktree Fund GP Ltd.	Cayman Islands
Oaktree Fund GP, LLC	Delaware
Oaktree GmbH	Germany
Oaktree High Income Convertible Fund II, L.P.	Delaware
Oaktree High Income Convertible Fund, L.P.	Delaware
Oaktree High Yield Fund II, L.P.	Delaware
Oaktree High Yield Fund, L.P.	California

Name	Jurisdiction of Incorporation or Organization
Oaktree High Yield Plus (Cayman) Fund, Ltd.	Cayman Islands
Oaktree High Yield Plus Feeder Fund, L.P.	Delaware
Oaktree High Yield Plus Fund, L.P.	Delaware
Oaktree Holdings, Inc.	Delaware
Oaktree Holdings, LLC	Delaware
Oaktree Holdings, Ltd.	Cayman Islands
Oaktree HSF, L.P.	Delaware
Oaktree Huntington Investment Fund AIF (Delaware), L.P.	Delaware
Oaktree Huntington Investment Fund GP Ltd.	Cayman Islands
Oaktree Huntington Investment Fund GP, L.P.	Cayman Islands
Oaktree Huntington Investment Fund, L.P.	Cayman Islands
Oaktree International Holdings, LLC	Delaware
Oaktree Investment Holdings, L.P.	Delaware
Oaktree Japan Absolute Return Fund GP, L.P.	Delaware
Oaktree Japan Absolute Return Fund, L.P.	Delaware
Oaktree Japan GP, L.P.	Cayman Islands
Oaktree Japan Opportunities Fund, L.P.	Cayman Islands
Oaktree Japan Opportunities Value Fund, L.P.	Delaware
Oaktree Japan, GK	Japan
Oaktree Loan Fund 2x (Cayman) Ltd.	Cayman Islands
Oaktree Loan Fund 2x, L.P.	Delaware
Oaktree Loan Fund GP, L.P.	Delaware
Oaktree Mezzanine Fund III (Cayman) Ltd.	Cayman Islands
Oaktree Mezzanine Fund III GP, L.P.	Delaware
Oaktree Mezzanine Fund III, L.P.	Delaware
Oaktree Non-U.S. Convertible Fund, L.P.	California
Oaktree Opportunities Advisors Europe Ltd.	United Kingdom
Oaktree Opportunities Advisors Holdings, LLC	Delaware
Oaktree Opportunities Fund IX (Cayman), L.P.	Cayman Islands
Oaktree Opportunities Fund IX (Feeder) GP, L.P.	Cayman Islands
Oaktree Opportunities Fund IX (Parallel 2), L.P.	Cayman Islands
Oaktree Opportunities Fund IX (Parallel), L.P.	Cayman Islands
Oaktree Opportunities Fund IX GP, L.P.	Cayman Islands
Oaktree Opportunities Fund IX GP, Ltd.	Cayman Islands
Oaktree Opportunities Fund IX, L.P.	Cayman Islands
Oaktree Opportunities Fund VIII (Cayman) Ltd.	Cayman Islands
Oaktree Opportunities Fund VIII (Parallel 2) AIF (Delaware), L.P.	Delaware
Oaktree Opportunities Fund VIII (Parallel 2), L.P.	Cayman Islands
Oaktree Opportunities Fund VIII (Parallel) AIF (Cayman), L.P.	Cayman Islands
Oaktree Opportunities Fund VIII (Parallel) AIF (Delaware), L.P.	Delaware
Oaktree Opportunities Fund VIII (Parallel), L.P.	Cayman Islands
Oaktree Opportunities Fund VIII AIF (Cayman), L.P.	Cayman Islands
Oaktree Opportunities Fund VIII AIF (Delaware), L.P.	Delaware
Oaktree Opportunities Fund VIII Delaware, L.P.	Delaware

Name	Jurisdiction of Incorporation or Organization
Oaktree Opportunities Fund VIII GP Ltd.	Cayman Islands
Oaktree Opportunities Fund VIII GP, L.P.	Cayman Islands
Oaktree Opportunities Fund VIII, L.P.	Cayman Islands
Oaktree Opportunities Fund VIIIb (Cayman) Ltd.	Cayman Islands
Oaktree Opportunities Fund VIIIb (Parallel) AIF (Cayman), L.P.	Cayman Islands
Oaktree Opportunities Fund VIIIb (Parallel) AIF (Delaware), L.P.	Delaware
Oaktree Opportunities Fund VIIIb (Parallel), L.P.	Cayman Islands
Oaktree Opportunities Fund VIIIb AIF (Cayman), L.P.	Cayman Islands
Oaktree Opportunities Fund VIIIb AIF (Delaware), L.P.	Delaware
Oaktree Opportunities Fund VIIIb Delaware, L.P.	Delaware
Oaktree Opportunities Fund VIIIb GP Ltd.	Cayman Islands
Oaktree Opportunities Fund VIIIb GP, L.P.	Cayman Islands
Oaktree Opportunities Fund VIIIb, L.P.	Cayman Islands
Oaktree Power Opportunities Fund III (Cayman) GP Ltd.	Cayman Islands
Oaktree Power Opportunities Fund III (Cayman), L.P.	Cayman Islands
Oaktree Power Opportunities Fund III (Parallel), L.P.	Delaware
Oaktree Power Opportunities Fund III AIF (Delaware), L.P.	Delaware
Oaktree Power Opportunities Fund III Delaware, L.P.	Delaware
Oaktree Power Opportunities Fund III GP, L.P.	Delaware
Oaktree Power Opportunities Fund III, L.P.	Delaware
Oaktree PPIP Fund, L.P.	Delaware
Oaktree PPIP Private Fund (Cayman) GP Ltd.	Cayman Islands
Oaktree PPIP Private Fund (Cayman), L.P.	Cayman Islands
Oaktree PPIP Private Fund, L.P.	Delaware
Oaktree Principal Advisors (Europe) Limited	United Kingdom
Oaktree Principal Fund V (Cayman) Ltd.	Cayman Islands
Oaktree Principal Fund V (Delaware), L.P.	Delaware
Oaktree Principal Fund V (Parallel) AIF (Cayman), L.P.	Cayman Islands
Oaktree Principal Fund V (Parallel) AIF (Delaware), L.P.	Delaware
Oaktree Principal Fund V (Parallel), L.P.	Cayman Islands
Oaktree Principal Fund V AIF (Cayman), L.P.	Cayman Islands
Oaktree Principal Fund V AIF (Delaware), L.P.	Delaware
Oaktree Principal Fund V GP Ltd.	Cayman Islands
Oaktree Principal Fund V GP, L.P.	Cayman Islands
Oaktree Principal Fund V, L.P.	Cayman Islands
Oaktree Principal Fund VI (Cayman), L.P.	Cayman Islands
Oaktree Principal Fund VI (Feeder) GP, L.P.	Cayman Islands
Oaktree Principal Fund VI (Parallel), L.P.	Cayman Islands
Oaktree Principal Fund VI GP Ltd.	Cayman Islands
Oaktree Principal Fund VI GP, L.P.	Cayman Islands
Oaktree Principal Fund VI, L.P.	Cayman Islands
Oaktree Private Investment Fund 2009 GP, L.P.	Delaware
Oaktree Private Investment Fund 2009, L.P.	Delaware
Oaktree Private Investment Fund 2010 GP, L.P.	Delaware

Name	Jurisdiction of Incorporation or Organization
Oaktree Private Investment Fund 2010, L.P.	Delaware
Oaktree Private Investment Fund 2012 GP, L.P.	Delaware
Oaktree Private Investment Fund 2012, L.P.	Delaware
Oaktree Real Estate Debt Fund (Cayman) GP Ltd.	Cayman Islands
Oaktree Real Estate Debt Fund (Cayman) L.P.	Cayman Islands
Oaktree Real Estate Debt Fund GP, L.P.	Delaware
Oaktree Real Estate Debt Fund, L.P.	Delaware
Oaktree Real Estate Fund VI (Cayman) GP Ltd.	Cayman Islands
Oaktree Real Estate Fund VI (Cayman), L.P.	Cayman Islands
Oaktree Real Estate Fund VI GP, L.P.	Delaware
Oaktree Real Estate Fund VI, L.P.	Delaware
Oaktree Real Estate Opportunities Fund IV Delaware GP Inc.	Delaware
Oaktree Real Estate Opportunities Fund IV Delaware, L.P.	Delaware
Oaktree Real Estate Opportunities Fund IV GP Ltd.	Cayman Islands
Oaktree Real Estate Opportunities Fund IV GP, L.P.	Cayman Islands
Oaktree Real Estate Opportunities Fund IV, L.P.	Cayman Islands
Oaktree Real Estate Opportunities Fund V (Cayman) GP Ltd.	Cayman Islands
Oaktree Real Estate Opportunities Fund V (Cayman) L.P.	Cayman Islands
Oaktree Real Estate Opportunities Fund V GP, L.P.	Delaware
Oaktree Real Estate Opportunities Fund V, L.P.	Delaware
Oaktree Real Estate Opportunities Fund VI (Cayman) GP Ltd.	Cayman Islands
Oaktree Real Estate Opportunities Fund VI (Cayman), L.P.	Cayman Islands
Oaktree Real Estate Opportunities Fund VI GP, L.P.	Delaware
Oaktree Real Estate Opportunities Fund VI, L.P.	Delaware
Oaktree Remington Investment Fund GP, L.P.	Delaware
Oaktree Remington Investment Fund, L.P.	Delaware
Oaktree Senior Loan Fund (Cayman) Ltd.	Cayman Islands
Oaktree Senior Loan Fund GP, L.P.	Delaware
Oaktree Senior Loan Fund, L.P.	Delaware
Oaktree TT Multi-Strategy Fund GP, L.P.	Delaware
Oaktree TT Multi-Strategy Fund, L.P.	Delaware
Oaktree Value Equities Fund GP, L.P.	Delaware
Oaktree Value Equities Fund, L.P.	Delaware
Oaktree Value Opportunities (Cayman) Fund, Ltd.	Cayman Islands
Oaktree Value Opportunities Feeder Fund, L.P.	Delaware
Oaktree Value Opportunities Fund AIF (Cayman), L.P.	Cayman Islands
Oaktree Value Opportunities Fund AIF (Delaware), L.P.	Delaware
Oaktree Value Opportunities Fund GP Ltd.	Cayman Islands
Oaktree Value Opportunities Fund GP, L.P.	Cayman Islands
Oaktree Value Opportunities Fund, L.P.	Cayman Islands
Oaktree/Arctic Slope PPIP Fund GP, L.P.	Delaware
Oaktree/Arctic Slope PPIP Private Fund GP, L.P.	Delaware
Oaktree-TCDRS Strategic Credit, LLC	Delaware
OCM Asia Principal Opportunities Fund GP Ltd.	Cayman Islands

Name	Jurisdiction of Incorporation or Organization
OCM Asia Principal Opportunities Fund GP, L.P.	Cayman Islands
OCM Asia Principal Opportunities Fund, L.P.	Cayman Islands
OCM China Holdings, L.P.	Delaware
OCM China Investor, L.P.	Delaware
OCM Convertible Trust	Massachusetts
OCM Disbursement Services, L.L.C.	Delaware
OCM European Principal Opportunities Fund GP, L.P.	Cayman Islands
OCM European Principal Opportunities Fund GP, Ltd.	Cayman Islands
OCM European Principal Opportunities Fund II (Delaware), L.P.	Delaware
OCM European Principal Opportunities Fund II (U.S.), L.P.	Cayman Islands
OCM European Principal Opportunities Fund II AIF (Cayman), L.P.	Cayman Islands
OCM European Principal Opportunities Fund II GP Ltd.	Cayman Islands
OCM European Principal Opportunities Fund II GP, L.P.	Cayman Islands
OCM European Principal Opportunities Fund II, L.P.	Cayman Islands
OCM European Principal Opportunities Fund, L.P.	Cayman Islands
OCM FIE, LLC	Delaware
OCM Group Trust	Massachusetts
OCM High Yield Plus Fund GP, L.P.	Delaware
OCM High Yield Trust	Massachusetts
OCM Holdings I, LLC	Delaware
OCM Holdings II, LLC	Delaware
OCM Holdings III, LLC	Delaware
OCM Investments, LLC	Delaware
OCM Mezzanine Fund II (Cayman), Ltd.	Cayman Islands
OCM Mezzanine Fund II GP, L.P.	Delaware
OCM Mezzanine Fund II, L.P.	Delaware
OCM Mezzanine Fund, L.P.	Delaware
OCM Opportunities Fund II, L.P.	Delaware
OCM Opportunities Fund III, L.P.	Delaware
OCM Opportunities Fund IV, L.P.	Delaware
OCM Opportunities Fund IVb (Cayman), Ltd.	Cayman Islands
OCM Opportunities Fund V (Cayman) Ltd.	Cayman Islands
OCM Opportunities Fund V Feeder, L.P.	Delaware
OCM Opportunities Fund V GP, L.P.	Delaware
OCM Opportunities Fund V, L.P.	Delaware
OCM Opportunities Fund VI (Cayman) Ltd.	Cayman Islands
OCM Opportunities Fund VI AIF (Cayman), L.P.	Cayman Islands
OCM Opportunities Fund VI AIF (Delaware), L.P.	Delaware
OCM Opportunities Fund VI GP, L.P.	Delaware
OCM Opportunities Fund VI, L.P.	Delaware
OCM Opportunities Fund VII (Cayman) Ltd.	Cayman Islands
OCM Opportunities Fund VII AIF (Delaware), L.P.	Delaware
OCM Opportunities Fund VII Delaware GP Inc.	Delaware
OCM Opportunities Fund VII Delaware, L.P.	Delaware

Name	Jurisdiction of Incorporation or Organization
OCM Opportunities Fund VII GP Ltd.	Cayman Islands
OCM Opportunities Fund VII GP, L.P.	Cayman Islands
OCM Opportunities Fund VII, L.P.	Cayman Islands
OCM Opportunities Fund VIIb (Cayman) Ltd.	Cayman Islands
OCM Opportunities Fund VIIb (Parallel) AIF (Cayman), L.P.	Cayman Islands
OCM Opportunities Fund VIIb (Parallel) AIF (Delaware), L.P.	Delaware
OCM Opportunities Fund VIIb (Parallel), L.P.	Cayman Islands
OCM Opportunities Fund VIIb AIF (Cayman), L.P.	Cayman Islands
OCM Opportunities Fund VIIb AIF (Delaware), L.P.	Delaware
OCM Opportunities Fund VIIb Delaware, L.P.	Delaware
OCM Opportunities Fund VIIb GP Ltd.	Cayman Islands
OCM Opportunities Fund VIIb GP, L.P.	Cayman Islands
OCM Opportunities Fund VIIb, L.P.	Cayman Islands
OCM Power Opportunities Fund II GP (Cayman) Ltd.	Cayman Islands
OCM Power Opportunities Fund II GP, L.P.	Delaware
OCM Principal Opportunities Fund II, L.P.	Delaware
OCM Principal Opportunities Fund III (Cayman) Ltd.	Cayman Islands
OCM Principal Opportunities Fund III Feeder L.P.	Delaware
OCM Principal Opportunities Fund III GP, L.P.	Delaware
OCM Principal Opportunities Fund III, L.P.	Delaware
OCM Principal Opportunities Fund IIIA, L.P.	Delaware
OCM Principal Opportunities Fund IV (Cayman) Ltd.	Cayman Islands
OCM Principal Opportunities Fund IV AIF (Delaware) GP, L.P.	Delaware
OCM Principal Opportunities Fund IV AIF (Delaware), L.P.	Delaware
OCM Principal Opportunities Fund IV Delaware GP Inc.	Delaware
OCM Principal Opportunities Fund IV Delaware, L.P.	Delaware
OCM Principal Opportunities Fund IV GP, L.P.	Cayman Islands
OCM Principal Opportunities Fund IV GP, Ltd.	Cayman Islands
OCM Principal Opportunities Fund IV, L.P.	Cayman Islands
OCM Real Estate Opportunities Fund A, L.P.	Delaware
OCM Real Estate Opportunities Fund B, L.P.	Delaware
OCM Real Estate Opportunities Fund II, L.P.	Delaware
OCM Real Estate Opportunities Fund III GP, L.P.	Delaware
OCM Real Estate Opportunities Fund III, L.P.	Delaware
OCM Real Estate Opportunities Fund IIIA, L.P.	Delaware
OCM SSG Holdings GP, LLC	Delaware
OCM SSG Holdings, L.P.	Delaware
OCM/GFI Power Opportunities Fund II (Cayman), L.P.	Cayman Islands
OCM/GFI Power Opportunities Fund II Feeder, L.P.	Delaware
OCM/GFI Power Opportunities Fund II, L.P.	Delaware
Pangaea Capital Management, L.P.	Cayman Islands
Pangaea Holdings Ltd.	Cayman Islands
RBO GP Holdings, L.P.	Delaware
RBO LP Holdings, L.P.	Delaware

Name	Jurisdiction of Incorporation or Organization
Sabal Financial Group GP, LLC	Delaware
Sabal Financial Group, L.P.	Delaware